                                                                    EXHIBIT 32.1

                                  CERTIFICATION
                       PURSUANT TO 18 U.S.C. SECTION 1350,
      AS ADOPTED PURSUANT TO SECTION 906 OF THE SARBANES-OXLEY ACT OF 2002

In connection with the Quarterly Report of CompuPrint, Inc. (the "Company") on
Form 10-QSB for the quarter ended March 31, 2006, as filed with the Securities and Exchange Commission on the date therein specified (the "Report"), I, Roman
Rozenberg, as Chief Executive Officer of the Company, certify, pursuant to 18
U.S.C. Section 1350, as adopted pursuant to Section 906 of the Sarbanes-Oxley
Act of 2002, that:

(1)  The Report fully complies with the requirements of Section 13(a) or 15(d)
     of the Securities Exchange Act of 1934; and

(2)  The information contained in the Report fairly presents, in all material respects, the financial condition and results of operations of the Company.

/s/ Roman Rozenberg
-------------------------
Roman Rozenberg
Chief Executive Officer
Date: May 17, 2006